EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated January 26, 2000 included in United States Cellular Corporation's Form 10-K for the year ended December 31, 1999.

                                                             ARTHUR ANDERSEN LLP

Chicago, Illinois

July 27, 2000